UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series VIT

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO StocksPLUS® Global Portfolio

PIMCO Equity Series VIT®

Semiannual Report

June 30, 2017

PIMCO StocksPLUS® Global Portfolio

Share Classes

∎	Institutional
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series VIT covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the investment performance of the Portfolio and a discussion of the factors that most affected performance during the reporting period.

Highlights of the financial markets during the six-month reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

Global developed market equities experienced strong performance amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty. International equity markets (developed ex-U.S.), as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% over the reporting period and the MSCI EAFE Net Dividend Index (USD Unhedged) returned 13.81% over the reporting period. Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 5.78% over the reporting period and European equities, as represented by the MSCI Europe Index in EUR, returned 6.68% over the reporting period.

∎

EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the reporting period. Emerging markets continued to benefit from an improvement in global conditions and a stabilization of macro fundamentals despite a decline in commodity prices. A more dovish Fed, lower-for-longer global central bank policy and an orderly rebalancing in China, along with a return to growth in select countries and improving current accounts, contributed to strong performance of EM equities.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of the yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

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Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO StocksPLUS® Global Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of certain funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

The values of equity securities, such as common stocks and preferred stocks, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, market risk, issuer risk, interest rate risk, call risk, credit risk, high yield risk, currency risk, liquidity risk, leveraging risk, management risk, derivatives risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, investment or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The

4	PIMCO EQUITY SERIES VIT

Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Portfolio’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets.

The value of an equity security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by a Portfolio decrease, the Portfolio may have less income to distribute to the Portfolio’s shareholders. In addition, during certain market conditions, the equity securities of issuers that have paid regular dividends or distributions may not be widely available or may be highly concentrated in particular sectors of the market. A Portfolio may invest a significant portion of its assets in value stocks. Value stocks may perform differently from other types of stocks and the market as a whole. A value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (benchmark index). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Advisor Class	Diversification Status
PIMCO StocksPLUS® Global Portfolio	04/14/10	04/14/10	04/14/10	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio,

SEMIANNUAL REPORT	JUNE 30, 2017	5

Important Information About the PIMCO StocksPLUS® Global Portfolio (Cont.)

on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objectives, policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Equity Series VIT is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO EQUITY SERIES VIT

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SEMIANNUAL REPORT	JUNE 30, 2017	7

PIMCO StocksPLUS® Global Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Global Portfolio (the “Portfolio”) seeks total return which exceeds that of its secondary benchmark consistent with prudent investment management. The Portfolio seeks to exceed the total return of its secondary benchmark index by investing under normal circumstances in S&P 500 Index derivatives and MSCI Europe Australasia Far East (“EAFE”) Net Dividend Index (USD Unhedged) derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in common stocks, options, futures, options on futures and swaps. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Year	Fund Inception (04/14/2010)
PIMCO StocksPLUS® Global Portfolio Institutional Class	12.04%	18.86%	7.12%	5.26%
PIMCO StocksPLUS® Global Portfolio Advisor Class	11.79%	18.51%	6.82%	4.99%
MSCI World Index±	10.66%	18.20%	11.38%	8.47%
50% MSCI EAFE Net Dividend Index/50% S&P 500 Index±±	11.58%	19.16%	11.70%	8.76%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 50% MSCI EAFE Net Dividend Index/50% S&P 500 Index. MSCI EAFE Net Dividend Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call
(888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.62% for Institutional Class shares, and 0.87% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

8	PIMCO EQUITY SERIES VIT

Geographic Breakdown as of 06/30/20171§

United States	35.1%
Denmark	8.2%
Cayman Islands	5.6%
United Kingdom	3.5%
Japan	2.2%
Other	4.5%

1 % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Portfolio Insights

The following affected performance during the reporting period:

»

The Portfolio’s exposure to equity index derivatives linked to the S&P 500 and MSCI EAFE contributed to absolute returns over the six months ended June 30, 2017 as the S&P 500 returned 9.34% and the MSCI EAFE returned 13.81%.

»	The Portfolio’s bond alpha strategy added to returns. Performance was, in part, driven by:

»	U.S. duration exposure detracted from performance due to long exposure to the front end of the curve where yields increased.

»	Holdings of securitized bonds enhanced performance, as these holdings generated positive returns.

»	Holdings of investment grade corporate bonds added to returns, as the sector generated positive returns.

SEMIANNUAL REPORT	JUNE 30, 2017	9

Expense Example PIMCO StocksPLUS® Global Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,120.40	$3.26	$1,000.00	$1,021.72	$3.11	0.62%
Advisor Class	1,000.00	1,117.90	4.57	1,000.00	1,020.48	4.36	0.87

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

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SEMIANNUAL REPORT	JUNE 30, 2017	11

Financial Highlights PIMCO StocksPLUS® Global Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$8.09	$0.03	$0.94	$0.97	$(0.20)	$0.00	$0.00	$(0.20)
12/31/2016	9.52	0.19	0.57	0.76	(0.50)	(1.69)	0.00	(2.19)
12/31/2015(d)	12.46	0.34	(1.43)	(1.09)	(0.63)	(1.22)	0.00	(1.85)
12/31/2014(d)	12.53	0.29	(0.16)	0.13	0.00	(0.20)	0.00	(0.20)
12/31/2013(d)	10.72	0.27	1.83	2.10	(0.29)	0.00	0.00	(0.29)
12/31/2012(d)	9.85	0.21	0.77	0.98	(0.11)	0.00	0.00	(0.11)
Advisor Class
01/01/2017 - 06/30/2017+	8.01	0.02	0.92	0.94	(0.19)	0.00	0.00	(0.19)
12/31/2016	9.44	0.17	0.55	0.72	(0.46)	(1.69)	0.00	(2.15)
12/31/2015(d)	12.39	0.30	(1.42)	(1.12)	(0.61)	(1.22)	0.00	(1.83)
12/31/2014(d)	12.48	0.25	(0.14)	0.11	0.00	(0.20)	0.00	(0.20)
12/31/2013(d)	10.69	0.24	1.81	2.05	(0.26)	0.00	0.00	(0.26)
12/31/2012(d)	9.82	0.18	0.78	0.96	(0.09)	0.00	0.00	(0.09)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.39% to an annual rate of 0.30% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

(d)	Includes the consolidated accounts of the Portfolio’s subsidiary, PIMCO Cayman Commodity Portfolio III, Ltd., which was terminated on May 26, 2015.
(e)	Effective July 13, 2015, the Portfolio’s Investment advisory fee was decreased by 0.06% to an annual rate of 0.69%

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.86	12.04%	$40,608	0.62	%*	0.65	%*	0.62	%*	0.65	%*	0.74	%*	15%
8.09	7.99	38,440	0.84	(c)	1.00	(c)	0.84	(c)	1.00	(c)	2.08		130
9.52	(8.75)	40,582	0.95	(e)	1.10	(e)	0.93	(e)	1.08	(e)	2.68		152
12.46	1.06	52,234	0.98		1.12		0.97		1.11		2.22		31
12.53	19.60	57,768	0.98		1.15		0.97		1.14		2.29		29
10.72	9.98	58,740	0.99		1.15		0.97		1.13		2.02		26

8.76	11.79	268,363	0.87	*	0.90	*	0.87	*	0.90	*	0.49	*	15
8.01	7.67	258,741	1.09	(c)	1.25	(c)	1.09	(c)	1.25	(c)	1.85		130
9.44	(8.98)	284,406	1.20	(e)	1.35	(e)	1.18	(e)	1.33	(e)	2.43		152
12.39	0.90	380,293	1.23		1.37		1.22		1.36		1.98		31
12.48	19.19	449,196	1.23		1.40		1.22		1.39		2.05		29
10.69	9.77	413,524	1.24		1.40		1.22		1.38		1.77		26

SEMIANNUAL REPORT	JUNE 30, 2017	13

Statement of Assets and Liabilities PIMCO StocksPLUS® Global Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$231,292
Investments in Affiliates	68,578
Financial Derivative Instruments
Exchange-traded or centrally cleared	208
Over the counter	933
Cash	1
Deposits with counterparty	11,094
Foreign currency, at value	232
Receivable for investments sold	36
Interest and/or dividends receivable	1,016
Dividends receivable from Affiliates	74
Reimbursement receivable from PIMCO	10
Other assets	1
Total Assets	313,475

Liabilities:
Financial Derivative Instruments
Over the counter	$1,313
Payable for investments purchased	1,800
Payable for investments in Affiliates purchased	74
Deposits from counterparty	891
Payable for Portfolio shares redeemed	180
Accrued investment advisory fees	82
Accrued supervisory and administrative fees	85
Accrued distribution fees	59
Other liabilities	20
Total Liabilities	4,504

Net Assets	$308,971

Net Assets Consist of:
Paid in capital	$294,583
Undistributed (overdistributed) net investment income	(1,041)
Accumulated undistributed net realized gain (loss)	16,461
Net unrealized appreciation (depreciation)	(1,032)

Net Assets	$308,971

Net Assets:
Institutional Class	$40,608
Advisor Class	268,363

Shares Issued and Outstanding:
Institutional Class	4,582
Advisor Class	30,626

Net Asset Value Per Share Outstanding:
Institutional Class	$8.86
Advisor Class	8.76

Cost of investments in securities	$230,565
Cost of investments in Affiliates	$68,569
Cost of foreign currency held	$229
Cost or premiums of financial derivative instruments, net	$(44)

* Includes repurchase agreements of:	$8,240

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Statement of Operations PIMCO StocksPLUS® Global Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest	$1,745
Dividends	1
Dividends from Investments in Affiliates	330
Total Income	2,076

Expenses:
Investment advisory fees	456
Supervisory and administrative fees	472
Distribution and/or servicing fees - Advisor Class	331
Trustee fees	43
Interest expense	6
Miscellaneous expense	9
Total Expenses	1,317
Waiver and/or Reimbursement by PIMCO	(43)
Net Expenses	1,274

Net Investment Income (Loss)	802

Net Realized Gain (Loss):
Investments in securities	(3,748)
Exchange-traded or centrally cleared financial derivative instruments	32,275
Over the counter financial derivative instruments	4,008
Foreign currency	189

Net Realized Gain (Loss)	32,724

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	7,381
Investments in Affiliates	13
Exchange-traded or centrally cleared financial derivative instruments	103
Over the counter financial derivative instruments	(6,689)
Foreign currency assets and liabilities	32

Net Change in Unrealized Appreciation (Depreciation)	840

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,366

SEMIANNUAL REPORT	JUNE 30, 2017	15

Statements of Changes in Net Assets PIMCO StocksPLUS® Global Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$802	$5,682
Net realized gain (loss)	32,724	(16,625)
Net change in unrealized appreciation (depreciation)	840	32,677

Net Increase (Decrease) in Net Assets Resulting from Operations	34,366	21,734

Distributions to Shareholders:
From net investment income
Institutional Class	(916)	(2,082)
Advisor Class	(5,885)	(13,332)
From net realized capital gains
Institutional Class	0	(6,635)
Advisor Class	0	(45,330)

Total Distributions(a)	(6,801)	(67,379)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(15,775)	17,838

Total Increase (Decrease) in Net Assets	11,790	(27,807)

Net Assets:
Beginning of period	297,181	324,988
End of period*	$308,971	$297,181

* Including undistributed (overdistributed) net investment income of:	$(1,041)	$4,958

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Global Portfolio

June 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.9%

ASSET-BACKED SECURITIES 13.9%

CAYMAN ISLANDS 5.5%
Atlas Senior Loan Fund Ltd.
2.400% due 01/30/2024	$912	$	913
Babson CLO Ltd.
2.308% due 10/17/2026	400		401
BSPRT Issuer Ltd.
2.426% due 06/15/2027	700		701
Carlyle Global Market Strategies CLO Ltd.
2.298% due 10/16/2025	600		601
Cent CLO Ltd.
2.380% due 07/27/2026	700		702
Flatiron CLO Ltd.
2.318% due 01/17/2026	1,800		1,800
Galaxy CLO Ltd.
2.310% due 11/16/2025	700		701
Jamestown CLO Ltd.
2.378% due 01/17/2027	900		900
KVK CLO Ltd.
2.308% due 01/15/2026	600		601
Madison Park Funding Ltd.
1.420% due 02/26/2021	84		84
2.268% due 01/19/2025	1,100		1,101
Mariner CLO LLC
2.743% due 07/23/2026	900		900
MP CLO Ltd.
2.408% due 07/18/2026	900		902
Octagon Investment Partners Ltd.
2.258% due 04/15/2026	800		799
OFSI Fund Ltd.
2.308% due 04/17/2025	500		501
OHA Credit Partners Ltd.
2.286% due 07/20/2026	1,000		1,003
Regatta Funding Ltd.
2.316% due 10/25/2026	300		300
Staniford Street CLO Ltd.
2.426% due 06/15/2025	500		500
THL Credit Wind River CLO Ltd.
2.608% due 01/15/2026	600		603
Venture CLO Ltd.
2.528% due 01/15/2027	1,200		1,202
WhiteHorse Ltd.
1.000% due 07/17/2026 (a)	800		800
2.370% due 02/03/2025	899		899

Total Cayman Islands			16,914

UNITED STATES 8.4%
Ally Auto Receivables Trust
1.490% due 11/15/2019	600		600
AmeriCredit Automobile Receivables Trust
1.370% due 11/08/2019	3,794		3,793
1.650% due 09/18/2020	800		800
AVANT Loans Funding Trust
2.960% due 09/16/2019	142		142
Capital Auto Receivables Asset Trust
1.320% due 01/22/2019	1,454		1,454
CPS Auto Receivables Trust
1.620% due 01/15/2020	480		480
Dell Equipment Finance Trust
1.430% due 09/24/2018	767		767
Flagship Credit Auto Trust
1.930% due 12/15/2021	650		650
Ford Credit Floorplan Master Owner Trust
1.550% due 07/15/2021	3,000		2,987
Mercedes-Benz Auto Lease Trust
1.150% due 01/15/2019	351		350
Navient Private Education Loan Trust
2.489% due 01/16/2035	1,875		1,891
Progress Residential Trust
2.709% due 09/17/2033	996		1,013

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SLC Student Loan Trust
2.064% due 11/25/2042		$1,283	$	1,301
SLM Private Education Loan Trust
3.310% due 10/15/2046		1,782		1,801
4.370% due 04/17/2028		2,055		2,096
SMB Private Education Loan Trust
1.709% due 11/15/2023		824		825
SoFi Professional Loan Program LLC
1.480% due 05/26/2031		460		459
1.530% due 04/25/2033		193		193
2.166% due 01/25/2039		158		159
2.316% due 10/27/2036		365		371
2.500% due 05/26/2026 (a)		1,000		1,001
2.510% due 08/25/2033		272		273
SpringCastle America Funding LLC
3.050% due 04/25/2029		1,115		1,123
Utah State Board of Regents
1.774% due 01/25/2057		831		833
VOLT LLC
4.375% due 11/27/2045		136		137
Westlake Automobile Receivables Trust
1.420% due 10/15/2019		575		575

Total United States				26,074

Total Asset-Backed Securities (Cost $42,966)				42,988

CORPORATE BONDS & NOTES 32.7%

AUSTRALIA 0.4%

BANKING & FINANCE 0.3%
Commonwealth Bank of Australia
1.750% due 11/07/2019		1,000		992

INDUSTRIALS 0.1%
Woodside Finance Ltd.
8.750% due 03/01/2019		300		331

Total Australia				1,323

DENMARK 7.9%

BANKING & FINANCE 7.2%
BRFkredit A/S
2.000% due 10/01/2017	DKK	2,600		402
1.000% due 01/01/2018		7,800		1,207
4.000% due 01/01/2018		1,400		220
1.000% due 10/01/2018		3,100		485
1.000% due 04/01/2018		2,800		435
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017		2,400		370
2.000% due 10/01/2017		10,200		1,576
2.000% due 04/01/2018		600		94
2.000% due 01/01/2018		2,900		452
Nykredit Realkredit A/S
1.000% due 07/01/2017		4,100		630
1.000% due 10/01/2017		9,100		1,405
2.000% due 10/01/2017		2,200		340
2.000% due 07/01/2017		1,900		292
4.000% due 01/01/2018		4,100		644
1.000% due 01/01/2018		5,500		852
2.000% due 04/01/2018		6,200		970
2.000% due 01/01/2018		1,500		234
1.000% due 04/01/2018		9,100		1,415
2.000% due 07/01/2018		5,000		783
1.000% due 07/01/2018		11,800		1,839
Realkredit Danmark A/S
2.000% due 01/01/2018		5,600		871
1.000% due 04/01/2018		28,600		4,444
1.000% due 01/01/2018		2,800		433
2.000% due 04/01/2018		12,900		2,017

				22,410

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INDUSTRIALS 0.7%
AP Moller - Maersk A/S
2.550% due 09/22/2019	$2,100	$	2,116

Total Denmark			24,526

FRANCE 0.8%

BANKING & FINANCE 0.6%
Dexia Credit Local S.A.
1.875% due 09/15/2021	1,700		1,660
RCI Banque S.A.
3.500% due 04/03/2018	300		303

			1,963

UTILITIES 0.2%
Electricite de France S.A.
6.500% due 01/26/2019	500		535

Total France			2,498

GERMANY 0.2%

BANKING & FINANCE 0.2%
Deutsche Bank AG
4.250% due 10/14/2021	700		734

Total Germany			734

GUERNSEY, CHANNEL ISLANDS 0.7%

BANKING & FINANCE 0.7%
Credit Suisse Group Funding Guernsey Ltd.
3.448% due 04/16/2021	2,000		2,099

Total Guernsey, Channel Islands			2,099

IRELAND 0.3%

BANKING & FINANCE 0.1%
AerCap Ireland Capital DAC
4.250% due 07/01/2020	150		157
4.625% due 10/30/2020	200		213

			370

INDUSTRIALS 0.2%
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	260		259
2.400% due 09/23/2021	220		217

			476

Total Ireland			846

JAPAN 2.2%

BANKING & FINANCE 1.8%
Mizuho Financial Group, Inc.
2.273% due 09/13/2021	1,600		1,575
2.140% due 02/28/2022	500		503
Sumitomo Mitsui Financial Group, Inc.
2.268% due 07/14/2021	2,200		2,234
2.298% due 10/19/2021	500		509
Sumitomo Mitsui Trust Bank Ltd.
1.733% due 03/06/2019	800		800

			5,621

INDUSTRIALS 0.4%
Central Nippon Expressway Co. Ltd.
2.369% due 09/10/2018	1,000		1,004

Total Japan			6,625

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.7%

INDUSTRIALS 0.7%
Delphi Automotive PLC
3.150% due 11/19/2020	$1,700	$	1,738
Heathrow Funding Ltd.
4.875% due 07/15/2023	500		539

			2,277

Total Jersey, Channel Islands			2,277

NETHERLANDS 0.4%

INDUSTRIALS 0.4%
Volkswagen International Finance NV
2.125% due 11/20/2018	1,000		1,004
4.000% due 08/12/2020	100		105

			1,109

UTILITIES 0.0%
E.ON International Finance BV
5.800% due 04/30/2018	100		103

Total Netherlands			1,212

SPAIN 0.3%

INDUSTRIALS 0.3%
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018	900		910

Total Spain			910

SWITZERLAND 0.2%

BANKING & FINANCE 0.2%
UBS AG
2.052% due 06/01/2020	500		504

Total Switzerland			504

UNITED KINGDOM 2.8%

BANKING & FINANCE 1.1%
Barclays PLC
3.295% due 08/10/2021	2,200		2,308
HSBC Holdings PLC
2.799% due 01/05/2022	400		412
Standard Chartered PLC
2.308% due 08/19/2019	800		808

			3,528

INDUSTRIALS 1.7%
BAT International Finance PLC
2.750% due 06/15/2020	200		203
Imperial Brands Finance PLC
2.950% due 07/21/2020	2,500		2,544
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022	400		397
1.856% due 06/24/2022	400		401
Sky PLC
9.500% due 11/15/2018	1,240		1,363
Smiths Group PLC
7.200% due 05/15/2019	200		218

			5,126

Total United Kingdom			8,654

UNITED STATES 15.8%

BANKING & FINANCE 6.5%
Air Lease Corp.
2.625% due 09/04/2018	1,200		1,209
2.125% due 01/15/2018	100		100

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
American Express Credit Corp.
1.918% due 03/03/2022	$500	$	504
Aviation Capital Group Corp.
7.125% due 10/15/2020	700		796
4.625% due 01/31/2018	400		406
Bank of America Corp.
2.153% due 04/24/2023	2,300		2,310
Citigroup, Inc.
2.360% due 08/02/2021	1,200		1,219
Ford Motor Credit Co. LLC
8.125% due 01/15/2020	300		341
5.000% due 05/15/2018	2,300		2,359
2.240% due 06/15/2018	465		466
General Motors Financial Co., Inc.
3.200% due 07/06/2021	800		810
2.569% due 10/04/2019	700		708
2.708% due 01/14/2022	800		816
Goldman Sachs Group, Inc.
2.352% due 11/15/2021	500		505
JPMorgan Chase & Co.
1.771% due 03/09/2021	2,400		2,401
Morgan Stanley
1.982% due 02/14/2020	700		703
Protective Life Global Funding
1.999% due 09/14/2021	1,500		1,461
Santander Holdings USA, Inc.
2.642% due 11/24/2017	1,400		1,406
Wells Fargo & Co.
2.263% due 01/24/2023	1,500		1,517

			20,037

INDUSTRIALS 8.1%
Broadcom Corp.
2.375% due 01/15/2020	900		902
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021	651		723
Crown Castle Towers LLC
4.883% due 08/15/2040	100		107
6.113% due 01/15/2040	300		323
D.R. Horton, Inc.
3.750% due 03/01/2019	300		307
Daimler Finance North America LLC
1.500% due 07/05/2019	800		793
ERAC USA Finance LLC
2.800% due 11/01/2018	1,000		1,011
2.350% due 10/15/2019	100		100
General Motors Co.
3.500% due 10/02/2018	1,300		1,323
Harley-Davidson Funding Corp.
6.800% due 06/15/2018	2,500		2,619
Harris Corp.
4.400% due 12/15/2020	300		317
5.550% due 10/01/2021	200		222
Humana, Inc.
7.200% due 06/15/2018	100		105
Hyundai Capital America
2.400% due 10/30/2018	600		601
Kinder Morgan, Inc.
7.250% due 06/01/2018	200		209
Monsanto Co.
1.850% due 11/15/2018	2,500		2,499
Nissan Motor Acceptance Corp.
2.650% due 09/26/2018	2,575		2,602
2.350% due 03/04/2019	300		302
1.756% due 09/13/2019	1,600		1,606
Norfolk Southern Railway Co.
9.750% due 06/15/2020	1,500		1,811
Penske Truck Leasing Co. LP
2.500% due 06/15/2019	100		101
Pioneer Natural Resources Co.
6.875% due 05/01/2018	100		104
Ryder System, Inc.
2.250% due 09/01/2021	400		395

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SBA Tower Trust
3.156% due 10/15/2020		$300	$	306
2.877% due 07/15/2021		400		399
2.240% due 04/15/2043		1,100		1,100
SES Global Americas Holdings GP
2.500% due 03/25/2019		500		500
Spectra Energy Partners LP
1.920% due 06/05/2020		800		803
Textron, Inc.
3.650% due 03/01/2021		100		103
Time Warner Cable LLC
8.250% due 04/01/2019		1,000		1,104
8.750% due 02/14/2019		600		660
Viacom, Inc.
2.750% due 12/15/2019		86		87
Volkswagen Group of America Finance LLC
1.650% due 05/22/2018		1,000		999

				25,143

UTILITIES 1.2%
AT&T, Inc.
4.450% due 05/15/2021		300		320
2.300% due 03/11/2019		200		201
1.808% due 01/15/2020		600		603
2.023% due 07/15/2021		600		607
Exelon Corp.
5.150% due 12/01/2020		100		108
NextEra Energy Capital Holdings, Inc.
6.000% due 03/01/2019		700		745
Verizon Communications, Inc.
5.150% due 09/15/2023		900		1,001

				3,585

Total United States				48,765

Total Corporate Bonds & Notes (Cost $99,768)				100,973

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.3%

UNITED KINGDOM 0.7%
Business Mortgage Finance PLC
0.051% due 08/15/2040	EUR	1,324		1,470
Uropa Securities PLC
0.538% due 10/10/2040	GBP	400		482

Total United Kingdom				1,952

UNITED STATES 1.6%
Countrywide Home Loan Mortgage Pass-Through Trust
3.691% due 06/25/2033		$593		596
Fort Cre LLC
2.712% due 05/21/2036		1,639		1,642
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.609% due 01/15/2033		577		579
MASTR Adjustable Rate Mortgages Trust
3.190% due 11/21/2034		390		401
Waldorf Astoria Boca Raton Trust
2.509% due 06/15/2029		1,800		1,806

Total United States				5,024

Total Non-Agency Mortgage-Backed Securities (Cost $6,851)				6,976

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%
California State General Obligation Bonds, Series 2017
2.193% due 04/01/2047		300		302

Total Municipal Bonds & Notes (Cost $300)				302

18	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%

SOUTH KOREA 0.3%
Export-Import Bank of Korea
1.927% due 02/24/2020	CAD	300	$	233
Korea National Oil Corp.
1.893% due 03/27/2020		$700		700

Total Sovereign Issues (Cost $930)				933

U.S. GOVERNMENT AGENCIES 5.0%

UNITED STATES 5.0%
Fannie Mae
1.445% due 09/25/2046		2,459		2,468
1.516% due 12/25/2045		733		732
1.766% due 09/25/2041		378		382
2.016% due 12/25/2039		4,925		5,012
Freddie Mac
1.435% due 07/15/2040		515		514
1.559% due 06/15/2041		467		468
1.609% due 07/15/2037		94		94
1.689% due 10/15/2033		354		357
2.890% due 09/01/2037		776		817
Ginnie Mae
1.363% due 06/20/2061 - 10/20/2066		4,636		4,638

Total U.S. Government Agencies (Cost $15,432)				15,482

U.S. TREASURY OBLIGATIONS 3.1%

UNITED STATES 3.1%
U.S. Treasury Notes
1.875% due 03/31/2022 (g)(i)		9,500		9,506
2.000% due 11/15/2026		100		98

Total U.S. Treasury Obligations (Cost $9,665)				9,604

SHORT-TERM INSTRUMENTS 17.5%

CERTIFICATES OF DEPOSIT 3.8%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		100		100

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Barclays Bank PLC
1.710% due 03/16/2018	$2,900	$	2,899
1.949% due 11/06/2017	400		401
Mitsubishi UFJ Trust & Banking Corp.
1.987% due 09/19/2017	1,100		1,102
Natixis NY
1.979% due 09/25/2017	1,900		1,903
Norinchukin Bank
1.871% due 10/10/2017	2,000		2,004
Sumitomo Mitsui Trust Bank Ltd.
1.997% due 09/18/2017	3,100		3,105
2.012% due 10/06/2017	200		200

			11,714

COMMERCIAL PAPER 4.3%
American Electric Power, Inc.
1.350% due 07/17/2017	900		899
BAT International Finance PLC
1.470% due 08/02/2017	900		899
Bell Canada
1.350% due 07/20/2017	300		300
Deutsche Telekom AG
1.350% due 07/27/2017	1,500		1,498
Enbridge Energy Partners LP
2.000% due 07/21/2017	1,900		1,898
Engie
1.600% due 10/03/2017	600		598
ENI Finance USA, Inc.
1.320% due 07/10/2017	500		500
1.400% due 07/12/2017	300		300
1.750% due 10/02/2017	300		299
Ford Motor Credit Co.
1.500% due 07/10/2017	700		700
1.650% due 10/05/2017	300		299
Glencore Funding LLC
1.400% due 07/28/2017	1,000		999
Hewlett Packard Enterprise Co.
1.400% due 07/27/2017	500		499
HP, Inc.
1.530% due 07/25/2017	1,800		1,798
Mondelez International, Inc.
1.250% due 07/03/2017	1,600		1,600

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Thermo Fisher Scientific, Inc.
1.430% due 08/15/2017		$300	$	299

				13,385

REPURCHASE AGREEMENTS (e) 2.7%
				8,240

SHORT-TERM NOTES 0.1%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		333		334

JAPAN TREASURY BILLS 6.6%
(0.168)% due 07/24/2017 (b)(c)	JPY	2,290,000		20,361

Total Short-Term Instruments (Cost $54,653)				54,034

Total Investments in Securities (Cost $230,565)				231,292

		SHARES
INVESTMENTS IN AFFILIATES 22.2%

SHORT-TERM INSTRUMENTS 22.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 22.2%
PIMCO Short-Term Floating NAV Portfolio III		5,729,141		56,638
PIMCO Short-Term Floating NAV Portfolio IV		1,193,256		11,940

Total Short-Term Instruments (Cost $68,569)				68,578

Total Investments in Affiliates (Cost $68,569)				68,578

Total Investments 97.1% (Cost $299,134)			$	299,870

Financial Derivative Instruments (f)(h) (0.1)% (Cost or Premiums, net $(44))				(172)

Other Assets and Liabilities, net 3.0%				9,273

Net Assets 100.0%			$	308,971

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$8,240	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(8,407)	$8,240	$8,240

Total Repurchase Agreements						$(8,407)	$8,240	$8,240

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$8,240	$0	$0	$8,240	$(8,407)	$(167)

Total Borrowings and Other Financing Transactions	$8,240	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(316) at a weighted average interest rate of 0.620%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2017	1,279	$154,817	$(601)	$58	$0
Mini MSCI EAFE Index September Futures	09/2017	1,637	154,664	(880)	123	0

				$(1,481)	$181	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2017	148	(17,440)	35	25	0
U.S. Treasury 10-Year Note September Futures	09/2017	6	(753)	2	2	0

				$37	$27	$0

Total Futures Contracts				$(1,444)	$208	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
Reference Entity								Asset	Liability
Royal Bank of Scotland PLC	1.000%	12/20/2017	0.115%	EUR 900	$5	$0	$5	$0	$0

Total Swap Agreements					$5	$0	$5	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$208	$0	$208	$0	$0	$0	$0

20	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2017 (Unaudited)

(f)	Securities with an aggregate market value of $1,379 and cash of $11,094 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	DKK	3,478		$510	$0	$(24)
	07/2017	GBP	493		634	0	(9)
	01/2018	DKK	7,911		1,158	0	(70)
	04/2018		9,968		1,459	0	(97)
	07/2018		9,940		1,532	0	(27)
BPS	07/2017	JPY	173,100		1,546	7	0
	07/2017		$1,985	EUR	1,745	8	0
	08/2017	EUR	1,745		$1,988	0	(8)
	08/2017		$1,548	JPY	173,100	0	(7)
	01/2018	DKK	3,340		$487	0	(31)
	04/2018		15,501		2,299	0	(120)
	07/2018		7,379		1,111	0	(47)
BRC	07/2017		6,079		927	0	(6)
CBK	07/2017	EUR	1,745		1,963	0	(30)
	07/2017	JPY	2,290,000		21,032	656	0
	10/2017		$3,981	DKK	27,330	238	0
GLM	10/2017	DKK	24,913		$3,618	0	(228)
	01/2018		9,816		1,433	0	(90)
	04/2018		13,910		2,037	0	(133)
HUS	07/2017		$1,584	JPY	173,100	0	(45)
	10/2017	DKK	26,932		$4,121	0	(37)
	01/2018		1,463		215	0	(12)
	04/2018		2,579		384	0	(19)
JPM	08/2017	CAD	300		219	0	(13)
	10/2017	DKK	1,985		304	0	(2)
	01/2018		6,582		967	0	(54)
	04/2018		11,812		1,744	0	(100)
	07/2018		$46	DKK	301	1	0
MSB	01/2018	DKK	1,012		$147	0	(10)
SCX	04/2018		7,229		1,078	0	(50)
TOR	07/2017		$472	DKK	3,131	9	0
	01/2018	DKK	2,057		$305	0	(15)
	10/2018		3,131		485	0	(10)
UAG	07/2017		$632	GBP	493	10	0
	08/2017	GBP	493		$632	0	(10)

Total Forward Foreign Currency Contracts						$929	$(1,304)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	08/14/2017	$ 13,300	$8	$1

Total Purchased Options							$8	$1

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.230%	08/14/2017	$13,300	$(32)	$(9)

Total Written Options							$(32)	$(9)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $		$0		$13,300		$0		$0		$0		$13,300
Notional Amount in EUR	EUR	0	EUR	2,800	EUR	0	EUR	(2,800)	EUR	0	EUR	0
Premiums		$0		$(56)		$0		$24		$0		$(32)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
MYC	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$2,082		$(20)	$23	$3	$0

Total Swap Agreements						$(20)	$23	$3	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities					Collateral Pledged/ (Received)	Net Exposure(4)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives
BOA	$0	$0	$0	$0	$(227)	$0	$0	$(227)	$(227)	$0	$(227)
BPS	15	0	0	15	(213)	0	0	(213)	(198)	0	(198)
BRC	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
CBK	894	0	0	894	(30)	0	0	(30)	864	(890)	(26)
GLM	0	1	0	1	(451)	(9)	0	(460)	(459)	306	(153)
HUS	0	0	0	0	(113)	0	0	(113)	(113)	0	(113)
JPM	1	0	0	1	(169)	0	0	(169)	(168)	0	(168)
MSB	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
MYC	0	0	3	3	0	0	0	0	3	0	3
SCX	0	0	0	0	(50)	0	0	(50)	(50)	0	(50)
TOR	9	0	0	9	(25)	0	0	(25)	(16)	0	(16)
UAG	10	0	0	10	(10)	0	0	(10)	0	0	0

Total Over the Counter	$929	$1	$3	$933	$(1,304)	$(9)	$0	$(1,313)

(h)	Securities with an aggregate market value of $306 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO EQUITY SERIES VIT	See Accompanying Notes

June 30, 2017 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$181	$0	$27	$208

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$929	$0	$929
Purchased Options	0	0	0	0	1	1
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$929	$1	$933

	$0	$3	$181	$929	$28	$1,141

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,304	$0	$1,304
Written Options	0	0	0	0	9	9

	$0	$0	$0	$1,304	$9	$1,313

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$32,427	$0	$(153)	$32,274
Swap Agreements	0	1	0	0	0	1

	$0	$1	$32,427	$0	$(153)	$32,275

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,993	$0	$3,993
Purchased Options	0	0	0	(21)	0	(21)
Written Options	0	0	0	24	0	24
Swap Agreements	0	12	0	0	0	12

	$0	$12	$0	$3,996	$0	$4,008

	$0	$13	$32,427	$3,996	$(153)	$36,283

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$120	$0	$(17)	$103

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,707)	$0	$(6,707)
Purchased Options	0	0	0	0	(7)	(7)
Written Options	0	0	0	0	22	22
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$(6,707)	$15	$(6,689)

	$0	$3	$120	$(6,707)	$(2)	$(6,586)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	23

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)

June 30, 2017 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$16,914	$0	$16,914
United States	0	26,074	0	26,074
Corporate Bonds & Notes
Australia
Banking & Finance	0	992	0	992
Industrials	0	331	0	331
Denmark
Banking & Finance	0	22,410	0	22,410
Industrials	0	2,116	0	2,116
France
Banking & Finance	0	1,963	0	1,963
Utilities	0	535	0	535
Germany
Banking & Finance	0	734	0	734
Guernsey, Channel Islands
Banking & Finance	0	2,099	0	2,099
Ireland
Banking & Finance	0	370	0	370
Industrials	0	476	0	476
Japan
Banking & Finance	0	5,621	0	5,621
Industrials	0	1,004	0	1,004
Jersey, Channel Islands
Industrials	0	2,277	0	2,277
Netherlands
Industrials	0	1,109	0	1,109
Utilities	0	103	0	103
Spain
Industrials	0	910	0	910
Switzerland
Banking & Finance	0	504	0	504
United Kingdom
Banking & Finance	0	3,528	0	3,528
Industrials	0	5,126	0	5,126
United States
Banking & Finance	0	20,037	0	20,037
Industrials	0	24,744	399	25,143
Utilities	0	3,585	0	3,585
Non-Agency Mortgage-Backed Securities
United Kingdom	0	1,952	0	1,952

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
United States	$0	$5,024	$0	$5,024
Municipal Bonds & Notes
California	0	302	0	302
Sovereign Issues
South Korea	0	933	0	933
U.S. Government Agencies
United States	0	15,482	0	15,482
U.S. Treasury Obligations
United States	0	9,604	0	9,604
Short-Term Instruments
Certificates of Deposit	0	11,714	0	11,714
Commercial Paper	0	13,385	0	13,385
Repurchase Agreements	0	8,240	0	8,240
Short-Term Notes	0	334	0	334
Japan Treasury Bills	0	20,361	0	20,361

	$0	$230,893	$399	$231,292

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$68,578	$0	$0	$68,578

Total Investments	$68,578	$230,893	$399	$299,870

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	208	0	0	208
Over the counter	0	933	0	933

	$208	$933	$0	$1,141

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,313)	$0	$(1,313)

Total Financial Derivative Instruments	$208	$(380)	$0	$(172)

Totals	$68,786	$230,513	$399	$299,698

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

24	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Equity Series VIT (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class and Advisor Class shares of the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Prior to May 27, 2015, the Portfolio sought to gain exposure to the commodity markets, in whole or in part, through investments in PIMCO Cayman Commodity Portfolio III, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. As of the close of business on May 26, 2015, the Portfolio fully redeemed its investment in the Subsidiary. Net assets of the Subsidiary at such date, consisting primarily of cash and securities, were transferred to the Portfolio with no gain or loss for financial reporting purposes. As of December 31, 2015, the Subsidiary had been dissolved with the Cayman Islands authorities. The previous year’s Financial Highlights and Statement of Changes in Net Assets include the accounts of the Subsidiary through May 26, 2015. Intercompany balances and transactions were eliminated in consolidation.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Distributions received from investments such as real estate investment trust securities, may include a return of capital invested. Such distributions reduce the cost basis of the respective securities. Return of capital distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded

SEMIANNUAL REPORT	JUNE 30, 2017	25

Notes to Financial Statements (Cont.)

amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of

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information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the

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Notes to Financial Statements (Cont.)

Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

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In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated

at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$48,935	$71,497	$(63,800)	$0	$6	$56,638	$297	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

Investment in PIMCO Short-Term Floating NAV Portfolio IV

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$11,933	$0	$0	$7	$11,940	$33	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed

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securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal

Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements   The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the

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Notes to Financial Statements (Cont.)

obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net

realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered

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realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the

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Notes to Financial Statements (Cont.)

market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity

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dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Total Return Swap Agreements   The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. Moreover, the Portfolio may use a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter), which may expose the Portfolio to higher portfolio turnover, increased trading costs and the potential for capital

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Notes to Financial Statements (Cont.)

loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading. Also, securities purchased to capture a dividend often decline in value at the time of sale (i.e., shortly following the dividend) and the resulting realized loss to the Portfolio may exceed the amount of the dividend received, thereby negatively impacting the Portfolio’s net asset value.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty,

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the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class		Advisor Class
0.30%	0.31%	0.31%	*	0.31%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,500, plus $1,875 for each Board

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meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $2,400, the valuation oversight committee lead receives an additional annual retainer of $1,000 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $500) and the governance committee chair receives an additional annual retainer of $250.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Fee Limitation Agreement, PIMCO previously contractually agreed to reduce its Advisory Fee for the Portfolio. Effective October 21, 2016, this contractual agreement has been terminated. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Limitation Agreement and Expense Limitation Agreement combined) at June 30, 2017, were as follows (amounts in thousands):

Expiring within
12 months	13 - 24 months	25 - 36 months	Total
$630	$595	$261	$1,486

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$10,143	$1,194	$42,342	$23,966

SEMIANNUAL REPORT	JUNE 30, 2017	39

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5	$48	36	$323
Advisor Class	120	1,003	648	5,985
Issued as reinvestment of distributions
Institutional Class	105	916	1,028	8,717
Advisor Class	683	5,885	6,998	58,662
Cost of shares redeemed
Institutional Class	(281)	(2,408)	(572)	(5,369)
Advisor Class	(2,494)	(21,219)	(5,465)	(50,480)
Net increase (decrease) resulting from Portfolio share transactions	(1,862)	$(15,775)	2,673	$17,838

As of June 30, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 94% of the Portfolio, and the shareholders are a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO StocksPLUS® Global Portfolio	$16,075	$1,686

40	PIMCO EQUITY SERIES VIT

June 30, 2017 (Unaudited)

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$299,184	$1,736	$(1,050)	$686

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
CAD	Canadian Dollar	EUR	Euro	JPY	Japanese Yen
DKK	Danish Krone	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CMBX	Commercial Mortgage-Backed Index	EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

42	PIMCO EQUITY SERIES VIT

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pimco.com/pvit

EVIT01SAR_063017

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: August 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: August 28, 2017

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: August 28, 2017